SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                           Date of Report: May 3, 2005
                        (Date of earliest event reported)


                               QCR Holdings, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


                               0-22208 42-1397595
        ------------------------ ---------------------------------------
        (Commission File Number) (I.R.S. Employer Identification Number)


           3551 Seventh Street, Suite 204, Moline, Illinois   61265
           ------------------------------------------------ ----------
               (Address of principal executive offices)     (Zip Code)


                                 (309) 736-3580
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)

     [ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events

     On May 3, 2005, QCR Holdings, Inc. issued a press release announcing the declaration of a cash dividend of $0.04 per share payable on July 6, 2005, to stockholders of record on June 15, 2005. The press release is attached hereto as
Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

       (a) Financial Statements of Business Acquired.
           -----------------------------------------

           None.

       (b) Exhibits.
           --------

           99.1 Press Release dated May 3, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

                                          QCR HOLDINGS, INC.

Dated:  May 3, 2005                       By: /s/ Todd A Gipple
                                             ---------------------------------
                                             Todd A. Gipple
                                             Chief Financial Officer